UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 7, 2007

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

23 Inverness Way East, Suite. 150, Englewood, CO, 80112

(Address of Principal Executive Offices, including zip code)

303-799-8520

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Allied Motion Technologies Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2007 (the “Original Filing”) with respect to the Company entering into a credit agreement with JPMorgan Chase Bank, N.A. and J.P. Morgan Europe Limited (the “Credit Agreement”).  The Company inadvertently filed an incorrect copy of the Credit Agreement as Exhibit 99.1 to the Original Filing.  A true and correct copy of the Credit Agreement is attached as Exhibit 10 to this Current Report on Form 8-K/A.  No other change is effected by this Form 8-K/A.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 10	Credit Agreement dated as of May 7, 2007 among Allied Motion Technologies Inc., Precision Motor Technology B.V., JPMorgan Chase Bank, N.A. and J.P. Morgan Europe Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 8, 2007

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/	Richard D. Smith
Richard D. Smith
Chief Executive Officer
and Chief Financial Officer